TRANSAMERICA EXTRASM VARIABLE ANNUITY
Issued through
Transamerica Life Insurance Company
Separate Account VA B
Updating Summary Prospectus
May 1, 2025
This Updating Summary Prospectus summarizes certain key features of the Transamerica ExtraSM Variable Annuity variable annuity Policy (“the Policy”). The Updating Summary Prospectus also provides a summary of Policy features that have changed.
The prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the prospectus and other information about the Policy online at Transamerica.com. You can also obtain this information at no cost by calling (800)525-6205, or You can also request this information from Your registered representative.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If You’d like this option, give us a call at (800)525-6205, Monday through Thursday 8 - 6:30, or Friday 8 - 5:30 ET.
Your election to receive reports in paper will apply to all Portfolio Companies available under Your Policy.

ii

special TERMS
Administrative Office - Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800)525-6205.
Annuitant - The person on whose life any annuity payments involving life contingencies will be based.
Annuity Commencement Date - The date upon which annuity payments are to commence.
Fixed Account - One or more Investment Options under the Policy that are part of the Company's general assets and are not in the Separate Account.
Investment Option(s) - The Subaccounts and the Fixed Account.
Owner (You, Your) - The person who may exercise all rights and privileges under the Policy.
Policy - The Transamerica ExtraSM Variable Annuity, an individual deferred, flexible premium variable annuity. Also referred to as the contract.
Policy Date - The date shown on the Policy data page attached to the Policy and the date on which the Policy becomes effective.
Policy Value - On or before the Annuity Commencement Date, the Policy Value is equal to the Owner's:
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premium payments; minus
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gross withdrawals (withdrawals plus or minus Excess Interest Adjustment plus the surrender charge on the portion of the requested withdrawal that is subject to the surrender charge plus taxes (on the withdrawal)); plus
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interest credited in the Fixed Account; plus
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accumulated gains in the Separate Account; minus
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accumulated losses in the Separate Account; minus
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service charges, rider fees, premium taxes, transfer fees, and other charges, if any.
Policy Year - A Policy Year begins on the Policy Date and on each anniversary thereafter.
Portfolio Company(ies) - The investment company(ies) made available as Investment Options under the Policy. Also referred to as underlying fund portfolios.
Separate Account - Separate Account VA B, a Separate Account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.
Separate Account Value - The portion of the Policy Value that is invested in the Separate Account.
Subaccount - A subdivision within the Separate Account, the assets of which are invested in a specified Underlying Fund Portfolio.
important INFORMATION you should consider about the policy
	FEES AND EXPENSES	Location in Prospectus
Are There Charges for Early Withdrawal?
Yes. If You withdraw money during a specified number of Policy Years following each premium payment, You may be assessed a surrender charge.
The surrender charge is assessed for 9 years with a maximum of 9%.
For example, if You make an early withdrawals, You could pay a surrender charge on a $100,000 investment of up to $9,000 for Extra.
Annuity Policy Fee Tables and Expense Examples Transaction Expenses – Surrender Charges Access to Your Money -Surrenders

	FEES AND EXPENSES			Location in Prospectus
Are There Transaction Charges?
Yes. In addition to surrender charges, You also may be assessed a transfer fee and special services fee.
Transfer Fee. We reserve the right to charge for transfers among Investment
Options after the first 12 transfers per Policy Year. For each such additional transfer, we may impose a transfer fee of $10. Currently, we do not charge a transfer fee, but reserve the right to do so.
Special Service Fee. We reserve the right to deduct a $50 charge for special services, including overnight delivery, duplicate policies, handling insufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies.
Annuity Policy Fee Tables and Expense Examples Expenses – Transaction Expenses
Are There Ongoing Fees and Expenses? (annual charges)
Yes. The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.
Annuity Policy Fee Tables and Expense Examples Base Contract Expenses Appendix – Investment Options Available Under the Policy
	Annual Fee	Minimum	Maximum
	Base Policy[1]	1.65%	3.65%
	Underlying Fund options (fund fees and expenses)[2]	0.29%	1.36%
	Optional Benefit Expenses (if elected)	0.20%[1]	2.50%[3]
1 As a percentage of average Separate Account Value.
2 As a percentage of Portfolio Company assets.
3 As a percentage of the Withdrawal Base.
Because Your Policy is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Policy, the following table shows the lowest and highest cost You could pay each year based on current charges. This estimate assumes that You do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $1,986	Highest Annual Cost $6,554
	Assumes:	Assumes:
●Investment of $100,000 ●5% annual appreciation ●Least expensive Portfolio Company fees and expenses ●No optional benefits ●No sales charges ●No additional purchase payments, transfers, or withdrawals
●Investment of $100,000
●5% annual appreciation
●Most expensive combination
of optional benefits and
Portfolio Company fees and
expenses
●No sales charges
●No additional purchase
payments, transfers, or
withdrawals

	RISKS	Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes. You can lose money by investing in this Policy.	Principal Risks of Investing in the Policy
Is This a Short-Term Investment?
No. This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Surrender charges may apply for several years under the Policy. Surrender charges will reduce the value of Your Policy if You withdraw money during that time.
The benefits of tax deferral and living benefit protection also means the
Policy is more beneficial to investors with a long-term time horizon.
Principal Risks of Investing in the Policy Transaction Expenses - Surrender Charges Tax Information
What are the Risks Associated with Investment Options?
●An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Policy.
●Each Investment Option, including the Fixed Account, has its own unique risks.
●You should review the prospectuses for the available Portfolio
Companies before making an investment decision.
Principal Risks of Investing in the Policy Investment Options Appendix: Investment Options Available Under the Policy
What are the Risks Related to the Insurance Company?
Any obligations (including under the Fixed Account), guarantees, and benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to You. More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting
transamerica.com or by calling toll-free (800)525-6205.
Principal Risks of Investing in the Policy Transamerica Life Insurance Company Financial Condition
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.
●We reserve the right to impose a charge for transfers in excess of 12 transfers per Policy Year.
●We reserve the right to limit transfers in circumstances of large or frequent transfers.
●The Fixed Account option may not be available for investment depending on when You applied for Your Policy and when it was issued.
●We reserve the right to remove or substitute the Portfolio Companies that are available as Investment Options under the Policy.
Expenses – Transaction Expenses Investment Option – Transfers Market Timing and Disruptive Trading

	RESTRICTIONS	Location in Prospectus
Are There any Restrictions on Policy Benefits?
Yes.
●Certain optional benefits limit or restrict the Investment Options that
You may select under the Policy. We reserve the right to change these restrictions in the future.
●Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
●We reserve the right to stop offering an optional benefit at any time for new sales, which includes sales to the Owners who may want to purchase the benefit after they purchase the Policy.
●In some cases, a benefit may not be available through all financial intermediaries or all states. For more information on the options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.
Investment Restrictions Benefits Available Under the Policy Optional Benefit Riders
	TAXES	Location in Prospectus
What Are the Policy’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
●If You purchase the Policy as an individual retirement account or through a tax qualified plan, You do not get any additional tax benefit.
●You will generally not be taxed on increases in the value of Your Policy until they are withdrawn. Earnings on Your Policy are taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty if
You take a withdrawal before age 59 ½.
Tax Information
	CONFLICT OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica
Capital, LLC (“TCL”) formerly known as Transamerica Capital, Inc.
(“TCI”) is the principal underwriter and may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Policies
Should I Exchange My Policy?
If You already own an insurance Policy, some investment professionals may have a financial incentive to offer You a new Policy in place of the one You own. You should only exchange a Policy you already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new Policy rather than continue to own Your existing Policy.
Exchanges and/or Reinstatements
summary of policy features that have changed
The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since the last current Prospectus. This may not reflect all of the changes that have occurred since You entered into Your Policy.

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For changes in the names of certain portfolios and/or Advisers/Subadvisors please refer to the Appendix - Investment Options Available Under the Policy.
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For updated portfolio expense information please refer to Important Information You Should Consider About This Policy and the Appendix - Investment Options Available Under the Policy.
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For updated portfolio performance information please refer to the Appendix - Investment Options Available Under the Policy.

APPENDIX
investment options AVAILABLE UNDER THE POLICY
The following is a list of current Portfolio Companies available under the Policy, which are subject to change as discussed in this prospectus.  Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact our Administrative Office.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at http://dfinview.com/Transamerica/TAHD/89352F632?site=VAVUL. You can also request this information at no cost by calling our Administrative Office at (800)525-6205.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/24)
					1 year	5 years	10 years
To maximize total return consistent with the Adviser's determination of reasonable risk.	AB Balanced Hedged Allocation Portfolio - Class B Advised by: AllianceBernstein L.P.	0.96%	0.20%	1.16%	8.58%	4.14%	5.18%
Long-term growth of capital.	AB Relative Value Portfolio - Class B Advised by: AllianceBernstein L.P.	0.86%	-	0.86%	12.76%	9.54%	9.39%
To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds - Asset Allocation FundSM - Class 2 Advised by: Capital Research and Management CompanySM	0.54%	0.30%	0.84%	16.44%	8.32%	8.32%
To provide growth of capital.	American Funds - Growth FundSM - Class 2 Advised by: Capital Research and Management CompanySM	0.59%	0.30%	0.89%	31.61%	18.83%	16.58%
To achieve long-term growth of capital and income.	American Funds - Growth-Income FundSM - Class 2 Advised by: Capital Research and Management CompanySM	0.53%	0.30%	0.83%	24.23%	13.01%	12.20%
To achieve long-term growth of capital.	American Funds - International FundSM - Class 2 Advised by: Capital Research and Management CompanySM	0.78%	0.30%	1.08%	3.16%	1.23%	4.01%
To provide as high a level of current income as is consistent with the preservation of capital.	American Funds - The Bond Fund of AmericaSM - Class 2 Advised by: Capital Research and Management CompanySM	0.63%	0.30%	0.93%	1.16%	0.32%	1.67%
Seeks income and capital growth consistent with reasonable risk.	Fidelity® VIP Balanced Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.67%	-	0.67%	15.58%	10.57%	9.35%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.81%	-	0.81%	33.45%	16.74%	13.33%

investment options AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/24)
					1 year	5 years	10 years
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.82%	-	0.82%	17.18%	11.06%	8.94%
Seeks capital appreciation.	Fidelity® VIP Value Strategies Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.84%	-	0.84%	9.16%	11.93%	9.37%
The highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	State Street Total Return V.I.S. Fund - Class 3 Advised by: SSGA Funds Management, Inc.	0.92%	0.20%	1.12%	11.06%	5.06%	5.24%
Seeks long-term capital appreciation and current income.	Transamerica 60/40 Allocation VP - Service Class Advised by: Transamerica Asset Management, Inc.	0.87%	-	0.87%	12.33%	7.42%	7.01%
Seeks maximum total return consistent with preservation of capital and prudent investment management.	Transamerica Aegon Bond VP – Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.78%	-	0.78%	1.88%	-0.48%	1.20%
Seeks total return, consisting of current income and capital appreciation.	Transamerica Aegon Core Bond VP - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.75%	-	0.75%	1.18%	-0.30%	1.22%
Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.88%	-	0.88%	7.15%	3.19%	4.35%
Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Service Class Sub-Advised by: Aegon Asset Management UK plc (“AAM”)	0.97%	-	0.97%	16.60%	4.22%	5.56%
Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.83%	-	0.83%	0.16%	-0.94%	0.37%
Seeks to provide total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	Transamerica American Funds Managed Risk VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	1.10%	-	1.10%	14.37%	5.69%	5.75%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Service Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.54%	-	0.54%	4.76%	2.19%	1.34%
Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.90%	-	0.90%	4.76%	2.19%	1.34%

investment options AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/24)
					1 year	5 years	10 years
Seeks capital appreciation and current income.	Transamerica BlackRock iShares Active Asset Allocation - Moderate VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.88%	-	0.88%	9.06%	2.76%	3.26%
Seeks capital appreciation with current income as secondary objective.	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.90%	-	0.90%	12.51%	4.18%	4.04%
Seeks capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Balanced VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.89%	-	0.89%	8.75%	2.27%	3.04%
Seeks capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.88%	-	0.88%	12.51%	4.18%	4.04%
Seeks long term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 40 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.70%	-	0.70%	6.48%	2.84%	3.48%
Seeks long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 50 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.69%	-	0.69%	7.79%	3.65%	5.24%
Seeks long-term capital appreciation and capital preservation as a secondary objective.	Transamerica BlackRock iShares Edge 75 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.75%	-	0.75%	11.40%	5.72%	7.33%
Seeks long-term capital appreciation.	Transamerica BlackRock iShares Edge 100 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.80%	-	0.80%	14.99%	7.60%	9.50%
Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Balanced VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.92%	-	0.92%	8.69%	2.28%	3.67%
Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Conservative VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.94%	-	0.94%	6.22%	1.53%	3.16%
Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Growth VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.94%	-	0.94%	11.66%	4.44%	4.95%

investment options AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/24)
					1 year	5 years	10 years
Seeks to maximize total return.	Transamerica BlackRock Real Estate Securities VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	1.10%	-	1.10%	1.03%	0.50%	2.41%
Seeks capital appreciation with current income as a secondary objective.	Transamerica BlackRock Tactical Allocation VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	1.00%	-	1.00%	12.40%	5.70%	5.62%
Seeks to balance capital appreciation and income.	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	0.63%	-	0.63%	9.07%	3.82%	4.41%
Seeks current income and preservation of capital.	Transamerica Goldman Sachs Managed Risk - Conservative ETF VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	0.65%	-	0.65%	6.69%	2.32%	3.36%
Seeks capital appreciation as a primary objective and income as a secondary objective.	Transamerica Goldman Sachs Managed Risk - Growth ETF VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	0.65%	-	0.65%	13.23%	6.24%	6.03%
Seeks long-term capital appreciation.	Transamerica Great Lakes Advisors Large Cap Value VP - Service Class Sub-Advised by: Great Lakes Advisors LLC	0.94%	-	0.94%	16.82%	9.63%	7.46%
Seeks long-term capital appreciation.	Transamerica International Focus VP - Service Class Sub-Advised by: Sands Capital Management, LLC(3)	1.09%	-	1.09%	-1.33%	3.33%	4.53%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Transamerica Janus Balanced VP - Service Class Sub-Advised by: Janus Henderson Investors US LLC	0.99%	-	0.99%	14.85%	7.73%	7.95%
Seeks long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP - Service Class Sub-Advised by: Janus Henderson Investors US LLC	1.07%	-	1.07%	14.07%	9.02%	9.44%
Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Conservative VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.97%	-	0.97%	5.52%	2.25%	3.39%
Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.06%	-	1.06%	16.10%	9.82%	8.75%

investment options AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/24)
					1 year	5 years	10 years
Seeks capital appreciation and current income.	Transamerica JPMorgan Asset Allocation - Moderate VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.99%	-	0.99%	7.70%	3.73%	4.64%
Seeks capital appreciation with current income as a secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.04%	-	1.04%	10.70%	5.91%	6.23%
Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.86%	-	0.86%	23.90%	14.87%	12.61%
Seeks capital appreciation with current income as a secondary objective.	Transamerica JPMorgan International Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.14%	-	1.14%	2.03%	2.95%	3.86%
Seeks current income and preservation of capital.	Transamerica JPMorgan Tactical Allocation VP - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.05%	-	1.05%	4.24%	2.41%	3.23%
Seeks high total return through the combination of income and capital appreciation.	Transamerica Madison Diversified Income VP - Service Class Sub-Advised by: Madison Asset Management. LLC	1.08%	-	1.08%	3.47%	2.34%	4.14%
Seeks capital appreciation.	Transamerica Market Participation Strategy VP - Service Class Sub-Advised by: PGIM Quantitative Solutions LLC	0.98%	-	0.98%	14.94%	8.38%	6.77%
Seeks high total return..	Transamerica Morgan Stanley Global Allocation VP - Service Class Sub-Advised by: Morgan Stanley Investment Management Inc.	1.13%	-	1.13%	6.78%	5.04%	5.02%
Seeks to provide capital appreciation and income while seeking to manage volatility.	Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	1.30%	-	1.30%	5.06%	1.83%	2.37%
Seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.	Transamerica MSCI EAFE Index VP - Service Class Sub-Advised by: SSGA Funds Management, Inc.	0.56%	0.15%	0.71%	3.15%	4.39%	4.83%
Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.88%	-	0.88%	14.64%	8.89%	8.15%

investment options AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/24)
					1 year	5 years	10 years
Seeks maximum real return, consistent with appreciation of capital.	Transamerica PineBridge Inflation Opportunities VP - Service Class Sub-Advised by: PineBridge Investments LLC	0.78%	-	0.78%	1.82%	1.63%	1.85%
Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.	Transamerica S&P 500 Index VP - Service Class Sub-Advised by: SSGA Funds Management, Inc.	0.37%	0.15%	0.52%	24.54%	14.06%	13.92%
Seeks to maximize total return.	Transamerica Small/Mid Cap Value VP – Service Class Sub-Advised by: Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC	1.06%	-	1.06%	8.56%	8.11%	8.24%
Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP – Service Class Sub-Advised by: T. Rowe Price Associates, Inc.	1.08%	-	1.08%	12.61%	7.61%	9.38%
Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.	Transamerica TSW International Equity VP – Service Class Sub-Advised by: Thompson, Siegel & Walmsley LLC	1.11%	-	1.11%	3.11%	4.05%	4.48%
Seeks growth from capital appreciation.	Transamerica TSW Mid Cap Value Opportunities VP–Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.01%	-	1.01%	8.09%	7.33%	7.07%
Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Service Class Sub-Advised by: Wellington Management Company, LLP	0.89%	-	0.89%	28.69%	15.54%	15.01%
(1)
Some Subaccounts may be available for certain policies and may not be available for all policies. You should decide which Subaccount(s) may be appropriate for You based on a thorough analysis of Your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.
(2)
There can be no assurance that any money market portfolio offered under this Policy will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of policy charges, the yield on the money market Subaccount may become extremely low and possibly negative.
(3)
Effective on or about October 25, 2024, the investment advisor for Transamerica International Focus VP changed from Epoch Investment Partners, Inc. to Sands Capital Management, LLC.
(4)
Effective on or about November 1, 2024, Transamerica TS&W International Equity VP was renamed to Transamerica TSW International Equity VP to align with the fund company.
NOTE: All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisors unless otherwise indicated.
Investment Options available under the policy prior to 2003
For policyholders that purchased their policies before May 1, 2003, the following Initial Class Transamerica Series Trust funds are available in place of the Service Class funds listed in the prior fund listing.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies. Fund Facilitation Fees are not applicable to these funds.

Investment Options available under the policy prior to 2003 — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Seeks maximum total return consistent with preservation of capital and prudent investment management.	Transamerica Aegon Bond VP – Initial Class Sub-Advised by: Aegon USA Investment Management, LLC	0.53%	1.38%	-0.05%	1.47%
Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP – Initial Class Sub-Advised by: Aegon USA Investment Management, LLC	0.63%	7.43%	3.45%	4.61%
Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP – Initial Class Sub-Advised by: Aegon USA Investment Management, LLC	0.58%	0.33%	-0.70%	0.62%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Initial Class(1) Sub-Advised by: BlackRock Investment Management, LLC	0.29%	5.03%	2.29%	1.51%
Seeks long term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 40 VP – Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.45%	6.71%	3.10%	3.74%
Seeks to maximize total return.	Transamerica BlackRock Real Estate Securities VP – Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.85%	1.25%	0.73%	2.65%
Seeks long-term capital appreciation.	Transamerica International Focus VP – Initial Class Sub-Advised by: Sands Capital Management, LLC(2)	0.84%	-1.05%	3.59%	4.79%
Seeks long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP – Initial Class Sub-Advised by: Janus Henderson Investors US LLC	0.82%	14.39%	9.29%	9.71%
Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Conservative VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.72%	5.72%	2.49%	3.65%
Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Growth VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.81%	16.37%	10.11%	9.01%
Seeks capital appreciation with current income as a secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.79%	11.05%	6.19%	6.51%
Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.61%	24.23%	15.15%	12.89%
Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.63%	14.94%	9.16%	8.41%
Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP – Initial Class Sub-Advised by: T. Rowe Price Associates, Inc.	0.83%	12.78%	7.86%	9.65%
Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.	Transamerica TSW International Equity VP – Initial Class(3) Sub-Advised by: Thompson, Siegel & Walmsley LLC	0.86%	3.38%	4.31%	4.74%

Investment Options available under the policy prior to 2003 — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Initial Class Sub-Advised by: Wellington Management Company, LLP	0.64%	28.99%	15.82%	15.30%
(1)
There can be no assurance that any money market portfolio offered under this Policy will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of policy charges, the yield on the money market Subaccount may become extremely low and possibly negative.
(2)
Effective on or about October 25, 2024, the investment advisor for Transamerica International Focus VP changed from Epoch Investment Partners, Inc. to Sands Capital Management, LLC.
(3)
Effective on or about November 1, 2024, Transamerica TS&W International Equity VP was renamed to Transamerica TSW International Equity VP to align with the fund company.
Fixed Options
The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so.
Depending on the optional benefits you choose, you may not be able to invest in certain Investment Options, as noted below.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we may apply a Contract Adjustment. This may result in a significant reduction in your Contract value.
Fixed Account Guaranteed Minimum Interest Rate
Name	Term	Minimum Guaranteed Interest Rate
Traditional DCA[1]	Minimum: 6 months/4 quartersMaximum: 24 months/8 quarters	1.50%
1 Year Guaranteed Period Option[2,4]	1 year	1.50%
3 Year Guaranteed Period Option[2,3]	3 years	1.50%
5 Year Guaranteed Period Option[2,3]	5 years	1.50%
7 Year Guaranteed Period Option[2,3]	7 years	1.50%
(1) For Washington policies issued after 1/21/2008, 6 month DCA only and if TA Money Market VP or TA US Government Securities VP is elected, DCA frequency may not exceed 12 months/4 quarters. Massachusetts: DCA cannot exceed 12 months. Minnesota: 6 month DCA only.
(2) Guaranteed Period Options are not available in Alaska, Maryland, Massachusetts, Minnesota, Oregon, and Washington.
(3) Guaranteed Period Options are not available in Connecticut, Pennsylvania, Vermont, Virginia and for policies issued after 1/21/2008..
(4) Connecticut: Maximum Policy Value allowed in the Guaranteed Period Options is $10,000.
Regarding any state variations on the fixed accounts listed above please see Appendix – State Variations.

Investment Options available under the policy prior to 2003 — (Continued)
CLOSED INVESTMENT OPTIONS:
The following Subaccounts are only available to Owners that held an investment in those Subaccounts on May 1, 2002. However, if any such Owner surrenders all of his or her money from these Subaccounts after May 1, 2002, that Owner may not reinvest in those Subaccounts.
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Seeks to provide capital growth.	Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.81%	38.56%	18.46%	17.93%
Seeks capital appreciation.	Janus Henderson Mid Cap Value Portfolio - Service Shares Advised by: Janus Henderson Investors US LLC	1.18%	12.80%	6.86%	7.33%
The following Subaccount is only available to Owners that held an investment in this Subaccount on July 1, 2002. However, if any such Owner surrenders all of his or her money from this Subaccount after July 1, 2002, that Owner may not reinvest in this Subaccount.
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Seeks to maximize total return.	Transamerica Small/Mid Cap Value VP - Initial Class Sub-Advised by: Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC	0.81%	8.86%	8.38%	8.51%
The following Subaccounts are only available to Owners that held an investment in these Subaccounts on December 12, 2011. However, if any such Owner surrenders all of his or her money from these Subaccounts after December 12, 2011, that Owner may not reinvest in those Subaccounts.
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Long-term growth of capital.	AB Large Cap Growth Portfolio – Class B Advised by: AllianceBernstein L.P.	0.90%	24.95%	15.87%	15.67%
Seeks reasonable income and will also consider the potential for capital appreciation. The goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity VIP Equity-Income Portfolio – Service Class 2 Advised by: Fidelity Management & Research Company	0.72%	15.06%	9.80%	8.94%
Seeks to achieve capital appreciation.	Fidelity VIP Growth Portfolio – Service Class 2 Advised by: Fidelity Management & Research Company	0.81%	30.07%	18.63%	16.34%
Capital appreciation. Secondary goal is income.	Franklin Mutual Shares VIP Fund - Class 2 Advised by: Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Seek capital growth.	Invesco V.I. American Franchise Fund – Series II Shares Advised by: Invesco Advisers, Inc.	1.10%	34.56%	15.56%	13.88%
Long-term growth of capital.	Janus Henderson Enterprise Portfolio – Service Shares Advised by: Janus Henderson Investors US LLC	0.97%	15.32%	9.61%	12.12%
Long-term growth of capital.	Janus Henderson Global Research Portfolio – Service Shares Advised by: Janus Henderson Investors US LLC	0.97%	23.27%	12.07%	10.27%
Seek total Return.	MFS® Total Return Series – Service Class Advised by: MFS® Investment Management	0.96%	7.46%	5.89%	6.20%

Investment Options available under the policy prior to 2003 — (Continued)
Effective open of business on September 17, 2012, the following Subaccounts are closed to new investments.
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/24)
					1 year	5 years	10 years
To maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund - Class 2 Advised by: Franklin Advisers, Inc.	0.73%	-	0.73%	7.20%	5.29%	5.27%
Long-term capital growth.	Templeton Foreign VIP Fund - Class 2 Advised by: Templeton Investment Counsel LLC	1.08%	-	1.08%	-0.79%	2.86%	2.64%
Seeks capital appreciation. Secondary goal is income.	Franklin Allocation VIP Fund - Class 4 Advised by: Franklin Templeton Services, LLC	0.95%	0.15%	1.10%	8.89%	5.45%	5.25%
Seek capital appreciation.	MFS® New Discovery Series – Service Class Advised by: MFS® Investment Management	1.20%	-	1.20%	6.44%	4.71%	8.92%
Effective December 12, 2011, the Invesco V.I. Value Opportunities Fund (Series II) was closed to new investments. Effective on or about August 18, 2017, the Invesco V.I. Value Opportunities Fund (Series II) fund was replaced with Transamerica Barrow Hanley Dividend Focused VP (Initial Class)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Initial Class Sub-Advised by: Aegon Asset Management UK plc (“AAM”)	0.72%	16.93%	4.49%	5.83%

The Prospectus and Statement of Additional Information (SAI) include additional information. The Prospectus and SAI which have the same effective date as this summary prospectus are incorporated by reference as amended or supplemented. The Prospectus and SAI are available without charge upon request. For a free copy call us at (800)525-6205 or write us at:
Transamerica Life Insurance Company
6400 C Street S.W.
Cedar Rapids, IA 52499
Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is #C000127970